EXHIBIT 10.12

                                                                  NO. __________

                        TIANJIN ENTERPRISE (INSTITUTIONS)

                                 LABOR CONTRACT

               PRINTED BY TIANJlN LABOR AND SOCIAL SECURITY BUREAU

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Appellation of Part A [ ]_______________________________________________

     Corporation sort [ ]_______________________________________________

Legal representative [ ]_______________________Duty[ ]____________

Address [ ]_____________________________________________________________

Name of Part B (laborer)[ ]______Age[ ]__________

              Sex[ ]________Nationality:_____________

Address[ ]________province________city________district________street town________village


Registered permanent residence[ ]Unagricultural ( ) Agricultural ( )

ID card number[ ]

Nationality and passport number:

Address[ ]

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In accordance with <<The Labor Law of the People's Republic of China>>, and
<<Regulations of Tianjin on Implementation of Labor Contract System>> and
relevant law and regulations, Party A and Party B entered into this contract on the basis of equality and willingness through friendly consultation.

                         ARTICLE 1 TERM OF THE CONTRACT

The term of the contract is of_____of the following[ ]

1. The term of this contract is_____years from ______ during which, the probation period is months.

2. The term of this contract is unfixed, from____date,____month, the year of ____ and shall terminate when one of the following events occurs[ ]

(1)
(2)
(3)

3.   As per the duration for finishing a specific job

________________________________________________________________________________

________________________________________________________________________________

                          ARTICLE 2 DUTIES OF THE WORK

     1. Party B shall be engaged at the_______ post according to the need of production. Party A has right to change the work duty of Party B according to the need of production and operation. Party B should obey by the arrangement and finish the production task set forth by Party A.

                          ARTICLE 3 LABOR REMUNERATION

1. During the term of contract, Party A shall pay Party B the labor remuneration on a monthly basis according to the relevant stipulations of the State and Tianjin, which shall not be lower than the lowest salary standard of Tianjin.

2. Party A shall pay the salary in the form of cash on 10th of every next month. If Party A fails to pay the salary without any cause, except paying the salary completely, Party B should be compensated with an amount of 25[ ](Y)of the salary.

3.   The methods and standards of payment shall be as follows[ ]

     1[ ] The current Salary Administration Standard of Tianshi Group shall be
          ----------------------------------------------------------------------
          followed.
          --------

     2[ ]
          ----------------------------------------------------------------------

     3[ ]
          ----------------------------------------------------------------------

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                     ARTICLE 4 WORK TIME, REST AND VACATION

Party A shall adopt a work time system of daily work time of not more than 8 hours and average weekly work time of not more than 40 hours.

Party A can lengthen the work time as may be required by the task of production and operation only on the condition by consulting with Party B and trade union in advance. Extension of work time shall be not more than one hour per day on average; where the extension of work time is required due to special needs[ ]the extension shall not be more than three hours per day and thirty six hours per month.

(1)  Party A shall adopt 8-hour work time system for Party B's post.

(2) When Party A extends the work time, should pay the remuneration according to<<Labor Law>> and the relevant stipulations of Tianjin.

(3) Party A should guarantee Party B to enjoy all kinds of rest and vacation according to the relevant stipulations of the state and Tianjin.

                     ARTICLE 5 SOCIAL INSURANCE AND WELFARE

1. Party A and Party B agree to join the social insurance, according to the relevant regulations of the State and Tianjin, including old-age care, unemployment, medical care, work-related injury, child-breeding and etc., and perform the obligation of paying premium to guarantee that Party B can enjoy the rights to all kinds of social insurance.

2. For diseases and non-work-related injuries suffered by Party B, system of medical care period shall be adopted. The salary, disease subsidy and medical care of Party B during the medical care period shall be executed according to the relevant regulations.

3.   Insurance and welfare treatment is as follows:

     (1) _________________________________________

     (2) _________________________________________

                ARTICLE 6 LABOR PROTECTION AND WORKING CONDITIONS

1. Party A shall strictly carry out the rules and regulations stipulated by the State and Tianjin to conduct the education and training to Party B on production safety and operating regulation, do best to improve working conditions so as to protect Party B's safety and health in the course of production.

2. Party A shall provide labor protective appliances to Party B according to the stipulations of State and Tianjin, and provide the health examination to Party B according to the relative stipulations.

3. Party B shall strictly abide by the rules on labor safety and hygiene and rules on safe operations in his/her work.

4. If Party B suffered from occupational disease, work-related injury or death, Party A shall give Party B all kinds of treatments according to the relevant stipulations of State and Tianjin.

                           ARTICLE 7 LABOR DISCIPLINE

1. Party A has the right to formulate all rules and regulations and labor disciplines of its own enterprise according to the regulations of the State and Tianjin, and has the rights to award or punish Party B according to the rules and regulations.

2. Party B shall strictly abide by all the rules and regulations and disciplines formulated by Party A according to the law, obey management orders and keep the trade secrets of Party A according to the contract (details shall be stipulated in Article 14 of this contract)

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                     ARTICLE 8 ALTERATION OF LABOR CONTRACT

Party A and Party B agree to amend the pertaining contents of the contract when any of the following events occurs:

     (1) Through both sides' friendly consultation, the articles of the contract can be partially changed.

     (2) Due the great changes of external conditions make the performance of this contract unpractical;

     (3) The laws and regulations based on which this contract is concluded have been modified or rescinded.

                     ARTICLE 9 TERMINATION OF LABOR CONTRACT

This contract shall be terminated where any of the following events occur.

     (1) The term of this contract expires and Party A and Party B do not intend to renew it.

     (2) Party A is declared bankrupt, dissolved or terminated according to the law.

     (3)  Death of Party B.

     (4) Any other event agreed upon by both parties as a condition for termination of the contract occurs.

     (5) Occurrence of Act of God makes the performance of this contract unpractical.

                      ARTICLE 10 RENEWAL OF LABOR CONTRACT

When the term of the contract expires, the contract can be renewed with both parties' consent after consultation and the renewal formalities shall be gone through within 15 days prior to expiry of this contract.

                     ARTICLE 11 RESCISSION OF LABOR CONTRACT

1. With both parties' consent through consultation, this contract can be rescinded.

2. Party A is entitled to rescind the contract when any of the following events occur on the side of the Party B:

     (1) Party B is proved to be unqualified for employment during the probation period.

     (2) Party B is dismissed for materially violating the labor disciplines or Party A's rules and regulations.


     (3) Party B grossly neglects his or her duty and discloses Party A's confidential business information, which has done great harm to Party A's benefit.

     (4) Party B is subjected to criminal responsibility and rehabilitation through labor.

     (5) When Party B suffers from a disease or non-work-related injury, after the medical care period, Party B is appraised by the labor appraising committee to be unable to do the previous work or other work assigned by Party A.

     (6) Party B is unable to finish the task agreed upon in the contract or the load of the same type of work at the same post and still can not be qualified for the job after training and adjustment of working post.

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     (7)  The objective situations based on which this contract is concluded have such material changes that the performance of the contract becomes unpractical. The consultation of both parties fails to arrive at an agreement on amendment of the contract.

     (8) When Party A is on the verge of bankruptcy and enters into a stage of adjustment, it is appraised by the relevant departments that its production and operation run into severe difficulty and that it is really necessary to cut down redundant staff and workers.

If Party A rescinds this labor contract according to items (5) and (8), Party B should be notified 30 days in advance.

3. In the event that Party A rescinds the contract, if clause 1 and items (5) to (8) of clause 2 are satisfied, Party A shall pay the economic compensation to Party B according to the stipulations of the State and Tianjin; when the item (5) of clause 2 of this article is also satisfied, Party A shall pay medical subsidy to Party B in accordance with relative stipulations.

4. Party A shall not be allowed to rescind the contract in the following events:

     (1) The Term of contract does not expire and clause 1 and 2 of this article are not satisfied.

     (2) Party B suffers from occupational diseases or from work-related injury and is appraised by the appraisal committee of the labor administrative department to have lost or partially lost work ability.

     (3) Party B suffers from disease or non-work-related injury and is still in the medical care period.

     (4) Party B is one of the women staff and workers and is in the period of pregnancy birth-giving and nursing which is in line with the regulations of the State and Tianjin on family planning.

     (5)  Other events stipulated by the law and Regulations of the State.

5.   Rescind the Contract by Party B

     (1) To rescind this contract, Party B shall notify Party A with a written notice 30 days in advance. Violation of regulations in this contract obligates Party B to bear relevant liabilities.

     (2) Where anyone of the following events occurs, Party B is entitled to rescind the contract and notify Party A at any time.

     a.   Party B is in probation period.

     b. Party A coerces Party B by force to work or limit Party B's freedom illegally in work.

     c. The labor safety and hygiene conditions provided by Party A are poor and also harm the body health of Party B.

     d. Party A fails to pay labor remuneration according to the provisions of the contract.

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     ARTICLE 12 CERTIFICATE OF TERMINATION AND RESCISSION OF LABOR CONTRACT

After the terminating of the contract, the Party A should issue the Certificate of Termination or Rescission of Labor Contract.

                ARTICLE 13 LIABILITIES FOR BREACH OF THE CONTRACT

1. Where the misconduct of either Party causes the performance of this contract to be unpractical, the party at fault shall bear the liabilities for breaching of the contract; if both parties are at fault, the liabilities for breach of the contract shall be borne by the two parties respectively. The penalty for breach of the contract is agreed as follows:
     ________________

2. Where either party breaches the contract and incurs losses to the other Party, the Party at fault shall pay compensations according to the regulation of the State and Tianjin.

3. In the event that Act of God has prevented either party from performing the contract or incurring loss to the other party, the concerned party shall not bear any liabilities for breach of the contract.

               ARTICLE 14 OTHER ISSUES AGREED UPON BY TWO PARTIES

1.   Party B should study the rules and regulations stipulated by Party A
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     carefully and strictly follow them.
     ----------------------------------

2.   _____________________________

3.   _____________________________

4.   _____________________________

5.   _____________________________

                            ARTICLE 15 LABOR DISPUTES

Any disputes occurring in performance of this contract shall first of all be solved through consultation by both Parties. If consultation fails to arrive at a solution, either party may request arbitration by the labor dispute arbitration committee with jurisdiction. Either party that disagrees to the arbitration award may file a suit at a people's court.

                            ARTICLE 16 OTHER MATTERS

1. For matters not covered in this contract or any articles in the contract is collided with the regulations of the law, it should be executed according to the relevant law and regulations of State and Tianjin.

2. This contract shall come into legal force upon signature and seal of the two parties. Party A should complete identification formalities at labor administrative organs within 1 month of the effectiveness of this contract. This contract is in two originals. one for each party.

Party A: (Seal)                                    Party B: (Signature)

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Legal Representative or Entrusted Agent:
(signature or seal)

Date:                                    Date:

This is to certify that the contract conforms to the regulations of the laws and regulations of the state and Tianjin through examination and verification.

Certifying Authority:

Date:

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                          RENEWAL OF THE LABOR CONTRACT

Upon negotiation, the two parties reach an agreement on the renewal of this contract:

(1)  The renewed term is listed in item of the following:

1.   Starting from _____________ to ______________ .

2. The term is unfixed from _____ date, _____ month, the year of and shall be terminated when one of the following events occurs:
     _________________________

(2)  Other Issues
     ______________________________________________________________

     ______________________________________________________________

Party A:(seal)                           Party B:(signature)

Legal Representative or Entrusted Agent:


(signature or seal)

Date:

This is to certify that the contract conforms to the regulations of the laws and regulations of the state and Tianjin through examination and verification.

Certifying Authority (seal)

Date of certification:

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                         AMENDMENT OF THE LABOR CONTRACT

The changes of this Contract are listed as follows upon negotiation between Party A and Party B.

1. ___________________________________________________________________

2. ___________________________________________________________________

3. ___________________________________________________________________

4. ___________________________________________________________________

5. ___________________________________________________________________


Party A:(seal)                           Party B:(signature)

Legal Representative or Entrusted Agent:
(signature or seal)

Date:

This is to certify that the contract conforms to the regulations of the laws and regulations of the state and Tianjin through examination and verification.

Certifying Authority (seal)

Date of certification:

Note:

1. This labor contract must be filled clearly with fountain pen or brush pen without any alteration.

2.   This labor contract must be signed by the two parties themselves.

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Tianjin Tianshi Biological Development Co. Ltd. has an employment agreement, in the form filed herewith, with each of Messrs. Jinyuan Li, Wenjun Jiao and Yupeng Yang and Ms. Ping Bai. Their respective employment agreements differ as follows.

Officer          Date of agreement   Annual Salary     Termination
--------------   -----------------   -------------   ---------------
Jinyuan Li       June 1, 2005        RMB 1,200,000   Indefinite term

Wenjun Jiao      June 1, 2005          RMB 396,000   June 30, 2010

Yupeng Yang      April 1, 2004         RMB 396,000   March 31, 2009

Ping Bai         April 1, 2004         RMB 396,000   March 31, 2009